UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

Energy Services of America Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32998	20-4606266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 West 3rd Ave., Huntington, West Virginia	25701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (304) 522-3868

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 27, 2015, Energy Services of America, Inc. (the “Company”) entered into a $10.0 million revolving line of credit financing arrangement with United Bank, Inc. (West Virginia).  This financing arrangement is in addition to the prior financing arrangement the Company reached with United Bank and Summit Community Bank in the amount of $8.8 million and replaces the $5.0 million revolving line of credit agreement reached on May 30, 2014.

A copy of the press release dated March 2, 2015 is included as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1 Loan Agreement dated February 27, 2015
99.1 Press Release dated March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: March 3, 2015	By:	/s/Charles Crimmel
Charles Crimmel
Chief Financial Officer